UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2026

SURGERY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37576	47-3620923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Seven Springs Way, Suite 600

Brentwood, Tennessee 37027

(Address of principal executive offices, including zip code)

(615) 234-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGRY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b- 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

On November 8, 2026, Surgery Partners, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”) with Spyglass Topco, LLC, a Delaware limited liability company (“Parent”), Spyglass Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), and, solely for the limited purposes set forth therein, Bon Secours Mercy Health, Inc., a Maryland nonstock, nonprofit corporation (“Guarantor”), which amends the previously announced Agreement and Plan of Merger, dated October 23, 2026 (the “Original Merger Agreement” and, the Original Merger Agreement as amended, supplemented and otherwise modified by the Amendment, the “Amended Merger Agreement”), by and among the Company, Parent, Merger Subsidiary and Guarantor, pursuant to which Merger Subsidiary will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amended Merger Agreement.

Merger Consideration

The Amendment increases the merger consideration to be paid by Parent for each share of the Company Common Stock (other than the Rollover Shares) to $25.00 per share in cash and further provides that, in the event the requisite Company stockholder approval has been obtained but the Merger has not occurred by March 1, 2027, the Company’s stockholders (other than holders of the Rollover Shares) will receive additional monthly cash payments (the “Ticking Fee”), which payments will be paid in equal monthly installments in arrears at a rate equal to 10% per annum on the $25.00 per share merger consideration. Based on the outside date of October 23, 2027, the maximum Ticking Fee that may be paid per share of the Company Common Stock is $1.61.

The Amendment also provides for corresponding cash payments in respect of In-the-Money Company Stock Options, Company Restricted Stock and Company PSUs outstanding on the applicable record date, subject to the terms of the Amended Merger Agreement.

Regulatory Efforts

The Amendment also revises the regulatory efforts covenant relating to Parent’s obligations to take any and all action necessary to eliminate antitrust, competition and trade regulation impediments to closing as promptly as possible and, in any event, before the End Date. The Amendment revises the covenant to remove the materiality limitation on Parent’s obligations to take any and all such mitigating actions.

Termination Fee and Expense Reimbursement

The Amendment increases the Company Termination Fee to approximately $149.1 million. It also requires the Company, if it terminates the Amended Merger Agreement prior to receipt of the Company Stockholder Approval to enter into a definitive agreement providing for a Superior Proposal, to reimburse Parent for 100% of the Buyer Parties’ reasonable and documented out-of-pocket expenses actually incurred in connection with the Merger and related matters, up to an aggregate cap of $8.25 million.

Additional Provisions

In addition, the Amendment provides for Parent to indemnify the Company and its subsidiaries for specified income tax losses arising from an adverse tax determination relating to the Ticking Fees or corresponding Company Award payments, subject to the terms and procedures set forth in the Amended Merger Agreement. These indemnification obligations survive the Effective Time and any termination of the Amended Merger Agreement for the period specified therein. The Amendment also supplements the provisions relating to sufficient funds and confirms that the obligations relating to the Ticking Fees, corresponding Company Award payments and related tax indemnity constitute Guaranteed Obligations under Guarantor’s guaranty in the Amended Merger Agreement.

Other than as expressly modified pursuant to the Amendment, the Original Merger Agreement remains in full force and effect as originally executed on October 23, 2026.

The foregoing descriptions of the Original Merger Agreement and the Amendment are not complete and are qualified in their entirety by reference to the Original Merger Agreement, a copy of which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference, and the Amendment, a copy of which is filed as Exhibit 2.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 9, 2026, the Company issued a press release announcing entry into the Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, and in Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of October 23, 2026, by and among the Company, Parent, Merger Subsidiary and Guarantor (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed October 26, 2026).

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of November 8, 2026, by and among the Company, Parent, Merger Subsidiary and Guarantor.

99.1	Press Release, dated as of November 9, 2026.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

*	Certain schedules and exhibits have been omitted pursuant to Instruction 4 of Item 1.01 and in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

Additional Information and Where to Find It

In connection with the proposed acquisition by an affiliate of Bon Secours Mercy Health (“BSMH”) of the Company (the “Transactions”), the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”), a definitive version of which will be mailed or otherwise provided to its stockholders. The Company and certain other filing persons intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the proposed Transactions. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and security holders may obtain free copies of the Proxy Statement, the Schedule 13E-3 and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at ir.surgerypartners.com. In addition, the Proxy Statement, the Schedule 13E-3 and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to the Company’s Investor Relations at IR@surgerypartners.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transactions. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the stockholders of the Company in connection with the proposed Transactions, including a description of their respective direct or indirect interests, by security holdings or otherwise will be set forth in the Proxy Statement and Schedule 13E-3 and other materials to be filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2026 (the “Annual Meeting Proxy Statement”), including under the sections entitled “Security Ownership of Certain Beneficial Owners and Management,” “Proposal No. 1 Election of Directors,” and “Executive Officers” therein. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected in the Company’s Statements of Change in Ownership on Forms 4 filed with the SEC. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of the Company’s directors and executive officers in the proposed Transactions, which may be different than those of the Company’s stockholders generally, by reading the Proxy Statement and Schedule 13E-3 and other relevant materials to be filed with the SEC relating to the proposed Transactions. You can obtain free copies of these documents from the Company using the contact information above.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transactions referenced in this Current Report on Form 8-K, and this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities, nor a solicitation of any vote or approval.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events, the Company’s future financial or operating performance or the proposed Transactions. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the proposed Transactions and their expected timing, completion and effects, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “likely,” “may,” “might,” “should,” “plans,” “potential,” “projects,” “will,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions.

Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the proposed Transactions in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the proposed Transactions; (c) the potential impact of the unsolicited proposal from a third party or possibility that more competing offers may be made; (d) potential delays in consummating the proposed Transactions; (e) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed Transactions that could delay the consummation of the proposed Transactions or cause the parties to abandon the proposed Transactions; (f) the possibility that the Company may not receive the requisite stockholder approval for the proposed Transactions; (g) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed Transactions; (h) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement with BSMH; (i) the Company’s ability to implement its business strategy; (j) significant transaction costs associated with the proposed Transactions, as well as liabilities that are not known, probable or estimable at this time or other unexpected costs, charges or expenses; (k) the possibility that the proposed Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (l) potential litigation relating to the proposed Transactions; (m) the risk that disruptions from the proposed Transactions will harm the Company’s business, including current plans and operations; (n) risks related to the diversion of management’s time and attention from the Company’s ongoing business operations to matters relating to the proposed Transactions; (o) the ability of the Company to retain and hire key personnel; (p) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Transactions; (q) legislative, regulatory and economic developments affecting the Company’s business; (r) general economic and market developments and conditions; (s) the legal, regulatory and tax regimes under which the Company operates; (t) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed Transactions that could affect the Company’s financial performance; (u) the risk that any announcements relating to the proposed Transactions or the unsolicited proposal from a third party could have adverse effects on the market price of the Company’s common stock, and the risk that such price may decline significantly if the proposed Transactions are not consummated on the anticipated timeline, or at all; (v) restrictions during the pendency of the proposed Transactions that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (w) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. There can be no assurance that the proposed Transactions will in fact be consummated. The foregoing list of factors is not exhaustive, and new risks may emerge from time to time. It is not possible for the Company to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s periodic report filings with the SEC, including but not limited to the Company’s Form 10-Q filed with the SEC on August 10, 2026, the Company’s Form 10-Q to be filed with the SEC on November 9, 2026 and the Company’s Form 10-K filed with the SEC on March 2, 2026, as well as other documents that may be filed by the Company from time to time with the SEC. These filings, as well as subsequent filings, are available on the investor relations section of the Company’s website at ir.surgerypartners.com or on the SEC’s website at www.sec.gov. The statements in this Current Report on Form 8-K represent the Company’s current beliefs, estimates and assumptions as of the date of this Current Report on Form 8-K. Subsequent events and developments may cause the Company’s views to change. Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGERY PARTNERS, INC.

Dated: November 9, 2026	By:	/s/ David T. Doherty
David T. Doherty
Executive Vice President and Chief Financial Officer